UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2012

MOLINA HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-31719	13-4204626
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Oceangate, Suite 100, Long Beach, California 90802

(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Ohio Health Plan

On April 16, 2012, our Ohio health plan, Molina Healthcare of Ohio, Inc. (“Molina of Ohio”), had filed a formal administrative protest with the Ohio Department of Jobs and Family Services (“ODJFS”). The protest related to the announcement on April 6, 2012 by ODJFS of its intended award of provider agreements pursuant to the Ohio Medicaid Managed Care Plan Request for Applications, Number JFS-R-1213-07-8019 (the “RFA”).

On June 7, 2012, ODJFS announced that it had upheld the RFA protest of Molina of Ohio, and has now recommended that Molina of Ohio be awarded a Medicaid managed care provider agreement for coverage of the newly designated Central/Southeast, Northeast, and West regions. Together these three regions include the entire state of Ohio, and the award represents an expansion into 38 additional counties not currently served by Molina of Ohio.

On June 7, 2012, we issued a press release announcing the decision of ODJFS. The full text of the press release is included as Exhibit 99.1 to this report.

Note: The information furnished herewith pursuant to Item 7.01 of this current report and the exhibit attached hereto shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This report contains “forward-looking statements” regarding the recommendation of ODJFS that Molina of Ohio be awarded a provider agreement. All of our forward-looking statements are based on our current expectations and assumptions that are subject to numerous known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially. Given these risks and uncertainties, we can give no assurances that our forward-looking statements will prove to be accurate, or that our Ohio health plan will successfully complete its pre-contracting assessment or enter into a final provider agreement with ODJFS for all three regions of the state, and we caution investors not to place undue reliance on these statements. A discussion of the risk factors facing our Company can be found under Part I, Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2011, and in our other reports and filings with the Securities and Exchange Commission and available on its website at www.sec.gov. We disclaim any intent or obligation to update any forward-looking statement to conform the statement to actual results or changes in our expectations.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Press release of Molina Healthcare, Inc. issued June 7, 2012, regarding the announcement of ODJFS.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date: June 8, 2012	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Sr. Vice President – General Counsel, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Molina Healthcare, Inc. issued June 7, 2012, regarding the announcement of ODJFS.